Exhibit 10.16.1.1

LEASE SUPPLEMENT

This Supplement to Amended and Restated Lease Agreement (this “Supplement”), dated as of March 1, 2004, is a supplement to that certain Amended and Restated Lease Agreement dated as of October 14, 1998 (as amended, modified or supplemented to date, except by this Supplement, the “Original Lease” and the Original Lease, as amended by this Supplement, the “Lease”), between Wells Fargo Bank Northwest, National Association (formerly First Security Bank, N.A., the correct name of which was First Security Bank, National Association), a national banking association, and Val T. Orton, not individually, but solely in their capacities as Owner Trustee, as lessor, and Capital One Realty, Inc., as lessee. Capitalized terms used but not defined herein shall have the meanings assigned in the Lease, as modified by the First Modification (as hereinafter defined). This Supplement is being executed and delivered on the date hereof in connection with the substitution of Leased Properties pursuant to Section 38(a) of the Lease.

NOW, THEREFORE, intending to be legally bound, the parties to the Lease hereby agree as follows:

1.	Schedules A, D, G and J to the Original Lease are hereby deleted and replaced by their respective counterparts as attached hereto.

2.	Except for those provisions specifically amended hereby and in that First Modification to Amended and Restated Lease Agreement and Memorandum of Amended and Restated Lease Agreement dated of even date herewith (the “First Modification”), the Lease shall remain in full force and effect.

3.	In accordance with Paragraph 10 of the First Modification, the Lessee agrees to obtain evidence that Renaissance Business Park Phase III, Renaissance Business Park Phase IV and the Parking Garage Property are assessed for real estate tax purposes separately from Ren 1, Ren 2 and the Community Center not later than December 1, 2004, provided that such date shall be extended to March 1, 2005 so long as the Lessee is diligently pursuing such evidence; provided further that an immediate Event of Default shall exist for failure to cause the foregoing to be completed by March 1, 2005. The Lessee agrees to provide a quarterly report signed by an authorized officer of the Lessee within ten (10) business days of such quarter end to the Lessor and the Indenture Trustee as to the status of the Lessee’s efforts to obtain such evidence until the Lessee has obtained the same.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed under seal as of the day and year first above written.

WITNESSES:		LESSOR:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First
By:	/s/ Joshua Elsmore	Security Bank, N.A., the correct name of which was
Name:	Joshua Elsmore	First Security Bank, National Association), a
	[Print or Type Name]	national banking association, not individually, but solely as Owner Trustee under that certain
By:	/s/ Necia Stevens	Amended and Restated Trust Agreement dated as of
Name:	Necia Stevens – Trust Officer	October 14, 1998
[Print or Type Name]

		By:	/s/ Val T. Orton
		Name:	Val T. Orton
		Title:	Vice President

WITNESSES

By:	/s/ Joshua Elsmore
Name:	Joshua Elsmore	/s/ Val T. Orton
	[Print or Type Name]	Val T. Orton, not individually, but solely as Owner Trustee under that certain Amended
By:	/s/ Necia Stevens	and Restated Trust Agreement dated as of
Name:	Necia Stevens & Trust Officer	October 14, 1998
[Print or Type Name]

S-1

WITNESSES:		LESSEE:

CAPITAL ONE REALTY, INC., a Delaware corporation

By:	/s/ Sean Campbell	By:	/s/ Larry P. Ebert

Name:	Sean Campbell	Name:	Larry P. Ebert

	[Print or Type Name]	Title:	Vice President, Corporate Real Estate

By:	/s/ Leah V. Mills

Name:	Leah V. Mills
[Print or Type Name]

S-2

SCHEDULE A

Legal Descriptions of Leased Properties

RENAISSANCE BUILDINGS III AND IV

AND PARKING GARAGE

DESCRIPTION

ALL THOSE CERTAIN LOTS, PIECES OR PARCELS OF LAND WITH ALL IMPROVEMENTS THEREON AND APPURTENANCES THEREUNTO BELONGING, LYING AND BEING IN HILLSBOROUGH COUNTY, FLORIDA AS MORE PARTICULARLY SHOWN ON PLAT OF SURVEY PREPARED BY KING ENGINEERING ASSOCIATES, INC., DATED FEBRUARY 12, 2004, ENTITLED “ALTA-ASCM LAND TITLE SURVEY PARCELS I, II, III, IV, V, VI AND VII,” AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL I

BUILDING III

A PARCEL OF LAND LYING IN SECTION 19, TOWNSHIP 28 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 19; THENCE WITH THE WESTERLY BOUNDARY LINE OF SAID SECTION 19, N 00° 03’ 24” W, A DISTANCE OF 1193.04 FEET; THENCE N 89° 56’ 36” E, A DISTANCE OF 62 FEET TO THE EAST RIGHT-OF-WAY LINE OF HENDERSON ROAD; THENCE RUNNING ALONG SAID EAST RIGHT-OF-WAY LINE N 00° 03’ 24” W, A DISTANCE OF 795.65 FEET; THENCE DEPARTING SAID EAST RIGHT-OF-WAY LINE, N 89° 56’ 36” E, A DISTANCE OF 580.82 FEET TO THE POINT OF BEGINNING; THENCE N 30° 03’ 10” E, A DISTANCE OF 82.87 FEET; THENCE S 79° 56’ 50” E, A DISTANCE OF 182.07 FEET; THENCE N 55° 03’ 10” E, A DISTANCE OF 165.68 FEET; THENCE S 34° 56’ 50” E, A DISTANCE OF 107.38 FEET; THENCE S 55° 03’ 10” W, A DISTANCE OF 88.93 FEET; THENCE S 34° 56’ 50” E, A DISTANCE OF 29.99 FEET; THENCE S 55° 03’ 10” W, A DISTANCE OF 49.57 FEET TO THE BEGINNING OF A CURVE; THENCE 159.44 FEET ALONG THE ARC OF SAID CURVE, CONCAVE NORTHERLY, HAVING A RADIUS OF 203.00 FEET, A CENTRAL ANGLE OF 45° 00’ 00”, A CHORD BEARING OF S 77° 33’ 10” W, A CHORD DISTANCE OF 155.37 FEET TO THE CURVE’S END; THENCE N 79° 56’ 50” W, A DISTANCE OF 31.75 FEET; THENCE N 10° 03’ 10” E, A DISTANCE OF 29.99 FEET; THENCE N 79° 56’ 50” W, A DISTANCE OF 101.75 FEET; THENCE N 10° 03’ 10” E, A DISTANCE OF 11.40 FEET; THENCE N 59° 56’ 50” W, A DISTANCE OF 52.92 FEET TO THE POINT OF BEGINNING.

PARCEL II

BUILDING IV

A PARCEL OF LAND LYING WITHIN SECTION 19, TOWNSHIP 28 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA AND BEING FURTHER DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 19; THENCE ALONG THE WESTERLY BOUNDARY LINE OF SAID SECTION, N 00° 03’ 24” W, 1,193.04 FEET; THENCE DEPARTING SAID LINE, N 89° 56’ 36” E, 62.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF HENDERSON ROAD; THENCE ALONG SAID LINE; N 00° 03’ 24” W, 1,141.17 FEET; THENCE DEPARTING SAID EASTERLY RIGHT OF WAY, N 89° 56’ 36” E, 273.27 FEET TO THE POINT OF BEGINNING; THENCE N 89° 56’ 36” E, 30.00 FEET; THENCE N 00° 03’ 24” W, 88.94 FEET; THENCE N 89° 56’ 36” E, 107.42 FEET; THENCE S 00° 03’ 24” E, 165.75 FEET; THENCE S 45° 03’ 24” E, 206.65 FEET; THENCE S 24° 56’ 36” W, 84.58 FEET; THENCE N 65° 03’ 24” W, 70.74 FEET; THENCE S 44° 56’ 36” W, 3.74 FEET; THENCE N 45° 03’ 24” W, 110.29 FEET; THENCE S 44° 56’ 36” W, 30.00 FEET; THENCE N 45° 03’ 24” W, 31.64 FEET TO A POINT OF CURVATURE; THENCE 159.44 FEET NORTHWESTERLY ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 203.00 FEET AND A CENTRAL ANGLE OF 45° 00’ 00”, A CHORD BEARING AND DISTANCE OF N 22° 33’ 24” W, 155.37 FEET; THENCE N 00° 03’ 24” W, 49.65 FEET TO THE POINT OF BEGINNING.

PARCEL III

PARKING GARAGE:

TOGETHER WITH AN UNDIVIDED FIFTY PERCENT (50%) INTEREST IN THE FOLLOWING:

A PARCEL OF LAND LYING IN SECTION 19, TOWNSHIP 28 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 19; THENCE ALONG THE WESTERLY BOUNDARY LINE OF SAID SECTION 19, N 00° 03’ 24” W, A DISTANCE OF 1, 193.04 FEET; THENCE DEPARTING SAID LINE N 89° 56’ 36” E, 62.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF HENDERSON ROAD; THENCE ALONG SAID LINE N 00° 03’ 24” W, 455.12 FEET; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY LINE, N 89° 56’ 36” E. A DISTANCE OF 103.98 FEET TO THE POINT OF BEGINNING; THENCE N 37° 39’ 15” E, 497.81 FEET; THENCE S 52° 20’ 45” E 267.46 FEET; THENCE S 37° 39’ 15” W, 497.81 FEET; THENCE N 52° 20’ 45” W, 267.46 FEET, TO THE POINT OF BEGINNING.

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PARCEL IV - EASEMENTS

TOGETHER WITH EASEMENTS AS SET FORTH IN SHORT FORM GROUND LEASE AND GRANT OF EASEMENT AGREEMENT BY AND BETWEEN CAPITAL ONE SERVICES, INC., A DELAWARE CORPORATION, LESSOR, AND FIRST SECURITY BANK, NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION, DATED SEPTEMBER 3, 1999 AND RECORDED IN O. R. BOOK 9811, PAGE 1229, AS AFFECTED BY AMENDMENT TO GROUND LEASE, SHORT FORM GROUND LEASE AND GRANT OF EASEMENT AGREEMENT, RECORDED IN O.R. BOOK 10323, PAGE 1148, AND AS AFFECTED BY ASSIGNMENT OF GROUND LEASE DATED SEPTEMBER 3, 2003 AND FILED DECEMBER 9, 2003 IN O. R. BOOK 13378, PAGE 1831; BY ASSIGNMENT OF GROUND LEASE BETWEEN CAPITAL ONE REALTY, INC., A DELAWARE CORPORATION AND WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (FORMERLY FIRST SECURITY BANK, N.A.), A NATIONAL BANKING ASSOCIATION, AND VAL T. ORTON, NOT INDIVIDUALLY, BUT SOLELY IN THEIR CAPACITIES AS OWNER TRUSTEE UNDER THAT CERTAIN AMENDED AND RESTATED TRUST AGREEMENT DATED AS OF OCTOBER 14, 1998, THE TRUST THEREUNDER BEING REFERRED TO AS THE COB REAL ESTATE TRUST 1995-1, A COPY OF WHICH IS TO BE RECORDED IN THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA; AND BY SECOND AMENDMENT TO GROUND LEASE, SHORT FORM GROUND LEASE AND GRANT OF EASEMENT AGREEMENT AND CONSENT TO ASSIGNMENT OF GROUND LEASE, BY AND BETWEEN CAPITAL ONE SERVICES, INC., A DELAWARE CORPORATION AND WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (FORMERLY FIRST SECURITY BANK, N.A., THE CORRECT NAME OF WHICH WAS FIRST SECURITY BANK, NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AND VAL T. ORTON, NOT INDIVIDUALLY, BUT SOLELY IN THEIR CAPACITIES AS OWNER TRUSTEE UNDER THE COB REAL ESTATE TRUST 1995-1, A COPY OF WHICH IS TO BE RECORDED IN THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA, WHICH EASEMENTS ARE MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A. INGRESS\EGRESS AND UTILITY EASEMENT (Ring Road)

A PARCEL OF LAND LYING IN SECTION 19. TOWNSHIP 28 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING FURTHER DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF SAID SECTION 19, THENCE N89º56’45”E, A DISTANCE OF 62.00 FEET TO THE

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EASTERLY RIGHT-OF-WAY LINE OF HENDERSON ROAD; THENCE RUNNING ALONG SAID EASTERLY RIGHT-OF-WAY LINE N00º03’06”W, A DISTANCE OF 477.55 FEET TO THE POINT OF BEGINNING; THENCE DEPARTING SAME N00º03’06”W, A DISTANCE OF 138.95 FEET TO THE AFORESAID EASTERLY RIGHT-OF-WAY LINE; THENCE WITH SAME N34º51’36”E, A DISTANCE OF 8.36 FEET; THENCE N06º02’52”W, A DISTANCE OF 28.00 FEET; THENCE N48º10’12”W, A DISTANCE OF 2.50 FEET; THENCE DEPARTING SAME N00º03’06”W, A DISTANCE OF 25.48 FEET; THENCE N89º56’54”E, A DISTANCE OF 60.40 FEET; THENCE S25º03’24”E, A DISTANCE OF 445.08 FEET; THENCE S78º21’32”E, A DISTANCE OF 13.22 FEET; THENCE N64º56’36”E, A DISTANCE OF 297.63 FEET; THENCE S62º09’28”E, A DISTANCE OF 131.90 FEET; THENCE S83º16’47”E, A DISTANCE OF 128.94 FEET; THENCE S54º03’29”E, A DISTANCE OF 104.59 FEET; THENCE S36º27’15”E, A DISTANCE OF 126.13 FEET; THENCE S55º20’32”E, A DISTANCE OF 81.34 FEET; THENCE S66º03’49”W, A DISTANCE OF 130.16 FEET; THENCE N42º19’29”W, A DISTANCE OF 89.10 FEET; THENCE N47º40’38”E, A DISTANCE OF 27.25 FEET; THENCE N42º19’10”W, A DISTANCE OF 59.38 FEET TO THE BEGINNING OF A CURVE; THENCE 157.28 FEET ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 200.25 FEET, A CENTRAL ANGLE OF 45º00’00”, A CHORD BEARING OF N64º49’10”W AND A CHORD DISTANCE OF 153.26 FEET TO THE CURVE’S END; THENCE N87º19’10”W, A DISTANCE OF 31.55 FEET; THENCE S02º40’38”W, A DISTANCE OF 27.25 FEET; THENCE N87º19’29”W, A DISTANCE OF 101.97 FEET; THENCE S02º40’38”W, A DISTANCE OF 11.40 FEET; THENCE S72º40’38”W, A DISTANCE OF 52.92 FEET; THENCE S58º22’24”W, A DISTANCE OF 80.41 FEET; THENCE S64º56’36”W, A DISTANCE OF 52.92 FEET; THENCE N45º03’24”W, A DISTANCE OF 11.40 FEET; THENCE S44º56’36”W, A DISTANCE OF 101.75 FEET; THENCE N45º03’24”W, A DISTANCE OF 29.99 FEET; THENCE S44º56’36”W, A DISTANCE OF 31.75 FEET TO THE BEGINNING OF A CURVE; THENCE 159.44 FEET ALONG THE ARC OF SAID CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 203.00 FEET, A CENTRAL ANGLE OF 45º00’00”, A CHORD BEARING OF S22º26’36”W AND A CHORD DISTANCE OF 155.37 FEET TO THE CURVE’S END; THENCE S00º03’24”E, A DISTANCE OF 49.57 FEET; THENCE N89º56’36”E, A DISTANCE OF 29.99 FEET; THENCE S00º03’24”E, A DISTANCE OF 182.43 FEET; THENCE S09º16’06”E, A DISTANCE OF 249.62 FEET; THENCE S01º06’27’E, A DISTANCE OF 89.12 FEET; THENCE S57º55’46”W, A DISTANCE OF 149.05 FEET; THENCE S74º44’04”W, A DISTANCE OF 136.16 FEET TO THE AFORE SAID EASTERLY RIGHT-OF-WAY LINE; THENCE WITH SAME N00º03’24”W, A DISTANCE OF 123.42 FEET; THENCE DEPARTING SAME S74º59’51”E, A DISTANCE OF 52.06 FEET TO A POINT ON THE ARC OF A CURVE; THENCE 174.59 FEET ALONG THE ARC OF SAID CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 112.00 FEET, A CENTRAL ANGLE OF 89º18’52”, A CHORD BEARING OF N45º09’05”E AND A CHORD DISTANCE OF 157.44 FEET TO THE CURVE’S END; THENCE N00º29’39”E, A DISTANCE OF 93.87 FEET; THENCE N22º26’36”W, A DISTANCE OF 206.02 FEET; THENCE N00º03’24”W, A DISTANCE OF 346.87 FEET; THENCE N25’18’35’E, A DISTANCE OF 121.22 FEET; THENCE N43º55’21”E, A DISTANCE OF 96.50 FEET; THENCE N25º04’18”W, A

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DISTANCE OF 381.10 FEET; THENCE S89º56’54”W, A DISTANCE OF 27.18 FEET; THENCE S00º03’06”E, A DISTANCE OF 140.76 FEET; THENCE S89º56’54”W, A DISTANCE OF 15.00 FEET, TO THE POINT OF BEGINNING;

B. INGRESS/EGRESS & UTILITY EASEMENT (Ring Road)

A PARCEL OF LAND LYING IN SECTION 19, TOWNSHIP 28 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 19; THENCE WITH THE WESTERLY BOUNDARY LINE OF SAID SECTION 19, N00°03’24”W, A DISTANCE OF 1193.04 FEET; THENCE DEPARTING SAID LINE, N89°56’36”E, A DISTANCE OF 62.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF HENDERSON ROAD; THENCE WITH SAME, N00°03’24”W, A DISTANCE OF 465.85 FEET; THENCE S72°28’39”E, A DISTANCE OF 14.70 FEET; THENCE N89°56’36”E, A DISTANCE OF 32.75 FEET; THENCE N73°09’04”E, A DISTANCE OF 11.17 FEET THENCE N37°44’08”E, A DISTANCE OF 413.49 FEET TO THE POINT OF BEGINNING; THENCE N52°20’45”W, A DISTANCE OF 84.42 FEET TO A POINT ON THE SOUTHERLY BOUNDARY OF AN INGRESS/EGRESS AND UTILITY EASEMENT, AS RECORDED IN O.R. BOOK 8901, PAGE 1887 OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA; THENCE WITH SAME THE FOLLOWING FOUR (4) COURSES; (1) N57°55’46”E, A DISTANCE OF 16.19 FEET; (2) N01°06’27”W, A DISTANCE OF 89.12 FEET; (3) N09°16’06”W, A DISTANCE OF 249.62 FEET; (4) N00°03’24”W, A DISTANCE OF 40.53 FEET; THENCE DEPARTING SAID SOUTHERLY BOUNDARY, N89º56’36”E, A DISTANCE OF 87.63 FEET; THENCE S00°03’24”E, A DISTANCE OF 88.93 FEET; THENCE S89°56’36”W, A DISTANCE OF 29.99 FEET; THENCE S00°03’24”E, A DISTANCE OF 49.57 FEET TO A POINT OF CURVATURE; THENCE 159.44 FEET ALONG THE ARC OF A CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 203.00 FEET, A CENTRAL ANGLE OF 45°00’00”, A TANGENT DISTANCE OF 84.09 FEET, A CHORD BEARING OF S22°33’24”E AND A CHORD DISTANCE OF 155.37 FEET TO THE END OF SAID CURVE; THENCE S45°03’24”E, A DISTANCE OF 31.75 FEET; THENCE N44°56’36”E, A DISTANCE OF 29.99 FEET; THENCE S45°03’24”E, A DISTANCE OF 101.75 FEET; THENCE N44°56’36”E, A DISTANCE OF 11.40 FEET; THENCE S65°03’24”E, A DISTANCE OF 52.92 FEET; THENCE N24°56’36”E, A DISTANCE OF 38.33 FEET; THENCE S60°15’58’E, A DISTANCE OF 95.91 FEET; THENCE S30°03’10”W, A DISTANCE OF 46.88 FEET; THENCE S59°56’50”E, A DISTANCE OF 52.92 FEET; THENCE S10°03’10”W, A DISTANCE OF 11.40 FEET; THENCE S79°56’50”E, A DISTANCE OF 101.75 FEET; THENCE S10°03’10”W, A DISTANCE OF 29.99 FEET; THENCE S79°56’50”E, A DISTANCE OF 31.75 FEET TO A POINT OF CURVATURE; THENCE 159.44 FEET ALONG THE ARC OF A CURVE, CONCAVE NORTHERLY, HAVING A RADIUS OF 203.00 FEET, A CENTRAL ANGLE OF 45°00’00”, A TANGENT DISTANCE OF 84.09 FEET, A CHORD BEARING OF N77°33’10”E AND A CHORD DISTANCE OF

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155.37 FEET TO THE END OF SAID CURVE; THENCE N55°03’10”E, A DISTANCE OF 49.57 FEET; THENCE N34°56’50”W, A DISTANCE OF 29.99 FEET; THENCE N55°03’10”E, A DISTANCE OF 88.93 FEET; THENCE S60°00’00”E, A DISTANCE OF 30.23 FEET; THENCE N30°18’48”E, A DISTANCE OF 91.16 FEET TO A POINT OF CURVATURE; THENCE 49.33 FEET ALONG THE ARC OF A CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 326.50 FEET, A CENTRAL ANGLE OF 8°39’23”, A TANGENT DISTANCE OF 24.71 FEET, A CHORD BEARING OF N25°59’06”E AND A CHORD DISTANCE OF 49.28 FEET TO THE END OF SAID CURVE; THENCE N21°39’25”E, A DISTANCE OF 6.81 FEET TO A POINT OF CURVATURE; THENCE 107.14 FEET ALONG THE ARC OF A CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 372.25 FEET, A CENTRAL ANGLE OF 16°29’25”, A TANGENT DISTANCE OF 53.94 FEET, A CHORD BEARING OF N13°24’42”E AND A CHORD DISTANCE OF 106.77 FEET TO THE END OF SAID CURVE; THENCE ON A RADIAL LINE, N84°50’00”W, A DISTANCE OF 21.16 FEET; THENCE N03°34’49”E, A DISTANCE OF 19.44 FEET; THENCE N74°49’14”E, A DISTANCE OF 22.09 FEET; THENCE N00°59’24”E, A DISTANCE OF 76.94 FEET TO A POINT OF CURVATURE; THENCE 104.84 FEET ALONG THE ARC OF A CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 377.33 FEET, A CENTRAL ANGLE OF 15°55’12”, A TANGENT DISTANCE OF 52.76 FEET, A CHORD BEARING OF N06°58’12W AND A CHORD DISTANCE OF 104.51 FEET TO THE END OF SAID CURVE; THENCE N14°55’48”W, A DISTANCE OF 121.89 FEET TO A POINT OF CURVATURE; THENCE 82.05 FEET ALONG THE ARC OF A CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 177.33 FEET, A CENTRAL ANGLE OF 26°30’43”, A TANGENT DISTANCE OF 41.78 FEET, A CHORD BEARING OF N28°11’09”W AND A CHORD DISTANCE OF 81.32 FEET TO THE END OF SAID CURVE; THENCE N41º26’31”‘W, A DISTANCE OF 26.84 FEET; THENCE S50°04’12”W, A DISTANCE OF 5.38 FEET; THENCE N39°55’48’W, A DISTANCE OF 124.82 FEET TO A POINT ON THE SOUTHERLY BOUNDARY OF AN INGRESS/EGRESS AND UTILITY EASEMENT, AS RECORDED IN O.R. BOOK 8901, PAGE 1887 OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA; THENCE WITH SAME N66°03’49”E, A DISTANCE OF 69.06 FEET TO THE EASTERLY-MOST POINT OF SAID BOUNDARY; THENCE DEPARTING SAID BOUNDARY, S40°06’08”E, A DISTANCE OF 96.46 FEET; THENCE S39°55’48”E, A DISTANCE OF 9.33 FEET; THENCE S50°04’12”W, A DISTANCE OF 9.17 FEET; THENCE S39°55’48”E, A DISTANCE OF 72.67 FEET; THENCE S28°01’26”E, A DISTANCE OF 40.51 FEET; THENCE S10º51’33”E, A DISTANCE OF 172.21 FEET TO A POINT OF CURVATURE; THENCE 227.32 FEET ALONG THE ARC OF A CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 420.25 FEET, A CENTRAL ANGLE OF 30°59’30”, A TANGENT DISTANCE OF 116.51 FEET, A CHORD BEARING OF S14°30’15”W AND A CHORD DISTANCE OF 224.56 FEET TO THE END OF SAID CURVE; THENCE S30°00’00”W, A DISTANCE OF 148.62 FEET TO A POINT OF CURVATURE; THENCE 315.31 FEET ALONG THE ARC OF A CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 274.00 FEET, A CENTRAL ANGLE OF 65º56’00”, A TANGENT DISTANCE OF 177.71 FEET, A CHORD BEARING OF S62°58’00”W AND A CHORD DISTANCE OF 298.19 FEET TO THE END OF SAID

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CURVE; THENCE N84°04’00”W, A DISTANCE OF 51.88 FEET TO A POINT OF CURVATURE; THENCE 23.34 FEET ALONG THE ARC OF A CURVE, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 28.12 FEET, A CENTRAL ANGLE OF 47°33’20”, A TANGENT DISTANCE OF 12.39 FEET, A CHORD BEARING OF S72°09’20”W AND A CHORD DISTANCE OF 22.68 FEET TO THE END OF SAID CURVE; THENCE S48°22’40”W, A DISTANCE OF 15.95 FEET; THENCE S61°46’46”W, A DISTANCE OF 42.65 FEET; THENCE S88°34’58’W, A DISTANCE OF 42.65 FEET; THENCE N52°20’45”W, A DISTANCE OF 307.01 FEET; THENCE S82°39’15”W, A DISTANCE OF 15.95 FEET; THENCE N52°20’45”W, A DISTANCE OF 36.52 FEET; THENCE S37°44’08”W, A DISTANCE OF 15.18 FEET TO THE POINT OF BEGINNING.

C. INGRESS/EGRESS & UTILITY EASEMENT (Road adjacent to Buildings 3, 4 & Garage)

A PARCEL OF LAND LYING IN SECTION 19, TOWNSHIP 28 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 19; THENCE WITH THE WESTERLY BOUNDARY LINE OF SAID SECTION 19, N00°03’24”W, A DISTANCE OF 1193.04 FEET; THENCE DEPARTING SAID LINE, N89°56’36”E, A DISTANCE OF 62.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF HENDERSON ROAD; THENCE WITH SAME, N00°03’24”W, A DISTANCE OF 465.85 FEET TO THE POINT OF BEGINNING; THENCE S72°28’39”E, A DISTANCE OF 14.70 FEET; THENCE N89°56’36”E, A DISTANCE OF 32.75 FEET; THENCE N73°09’04”E, A DISTANCE OF 11.17 FEET; THENCE N37º44’08”E, A DISTANCE OF 428.67 FEET; THENCE S52°20’45”E, A DISTANCE OF 36.52 FEET; THENCE S37°39’15’W, A DISTANCE OF 398.71 FEET; THENCE S7°20’44”E, A DISTANCE OF 26.25 FEET; THENCE S52º20’45”E, A DISTANCE OF 204.60 FEET; THENCE N88°13’17”E, A DISTANCE OF 37.26 FEET; THENCE N48°47’20”E, A DISTANCE OF 45.55 FEET; THENCE N43°13’17”E, A DISTANCE OF 69.22 FEET; THENCE N37°39’15”E, A DISTANCE OF 291.31 FEET; THENCE S52°20’45”E, A DISTANCE OF 50.84 FEET; THENCE S88°34’58”W, A DISTANCE OF 21.47 FEET; THENCE S37°39’15”W, A DISTANCE OF’ 321.96 FEET; THENCE S48°47’20”W, A DISTANCE OF 77.69 FEET TO A POINT OF CURVATURE; THENCE 89.02 FEET ALONG THE ARC OF A CURVE, CONCAVE NORTHERLY, HAVING A RADIUS OF 64.67 FEET, A CENTRAL ANGLE OF 78°51’56”, A TANGENT DISTANCE OF 53.18 FEET, A CHORD BEARING OF S88°13’17”W AND A CHORD DISTANCE OF 82.15 FEET TO THE POINT OF TANGENCY; THENCE N52°20’45”W, A DISTANCE OF 194.60 FEET TO A POINT OF CURVATURE; THENCE 46.07 FEET ALONG THE ARC OF A CURVE, CONCAVE SOUTHERLY, HAVING A RADIUS OF 29.33 FEET, A CENTRAL ANGLE OF 90°00’00”, A TANGENT DISTANCE OF 29.33 FEET, A CHORD BEARING OF S82°39’15”W AND A CHORD DISTANCE OF 41.48 FEET TO THE POINT OF TANGENCY; THENCE S37°39’15”W, A DISTANCE OF 87.68 FEET TO A POINT ON THE EASTERLY

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RIGHT-OF-WAY OF HENDERSON ROAD; THENCE WITH SAME, N00°03’24”W, A DISTANCE OF 44.65 FEET; THENCE DEPARTING SAID RIGHT-OF-WAY N38°28’49”E, A DISTANCE OF 67.19 FEET; THENCE N21º31’04”W, A DISTANCE OF 7.50 FEET; THENCE S89°56’36”W, A DISTANCE OF 39.12 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF HENDERSON ROAD; THENCE WITH SAME, N00°03’24”W, A DISTANCE OF 30.78 FEET TO THE POINT OF BEGINNING.

D. UTILITY EASEMENT (Sanitary Easement Outside of Ring Road Easement)

A PARCEL OF LAND LYING IN SECTION 19, TOWNSHIP 28 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 19, THENCE N00°03’24”W, A DISTANCE OF 1193.04 FEET, THENCE N89°56’36”E, A DISTANCE OF 62.00 FEET TO THE EAST RIGHT-OF-WAY LINE OF HENDERSON ROAD; THENCE RUNNING ALONG SAID EAST RIGHT-OF-WAY LINE N00°03’24”W, A DISTANCE OF 842.08 FEET, THENCE DEPARTING SAID EAST RIGHT-OF-WAY LINE N89º56’36”E, A DISTANCE OF 998.97 FEET TO THE POINT OF BEGINNING; THENCE N10º11’41”W, A DISTANCE OF 25.77 FEET; THENCE N41°18”15”E, A DISTANCE OF 173.61 FEET TO A POINT ON A NON-TANGENT CURVE; THENCE 43.45 FEET ALONG THE ARC OF SAID CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 372.25 FEET, A CENTRAL ANGLE OF 06°41’16”, A CHORD BEARING OF S18°15’31”W AND A CHORD DISTANCE OF 43.43 FEET; THENCE S41°18’15”W, A DISTANCE OF 126.60 FEET; THENCE S10°11’41”E A DISTANCE OF 30.45 FEET; THENCE N60°00’00”W, A DISTANCE OF 21.07 FEET TO THE POINT OF BEGINNING.

E. SANITARY EASEMENT

A 10.00 FOOT WIDE EASEMENT BEING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE LYING WITHIN IN SECTION 19, TOWNSHIP 28 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA.

COMMENCE AT THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF SAID SECTION 19, THENCE, RUNNING ALONG THE WESTERLY BOUNDARY LINE OF SAID SECTION 19, S00º03’24”E, A DISTANCE OF 1402.50 FEET; THENCE DEPARTING SAID BOUNDARY LINE N89º56’36”E, A DISTANCE OF 62.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF HENDERSON ROAD, SAID POINT ALSO BEING THE POINT OF BEGINNING; THENCE DEPARTING SAID RIGHT-OF-WAY LINE N89º56’36”E, A DISTANCE OF 33.45 FEET TO A POINT HEREBY KNOWN AS REFERENCE POINT “A” HEREON; THENCE CONTINUE N89º56’36”E, A DISTANCE OF 21.55 FEET; THENCE S00º03’24”E, A DISTANCE OF 60.00 FEET; THENCE S89º56’36”W, A DISTANCE OF 55.00 FEET TO THE AFORESAID EASTERLY RIGHT-OF-WAY LINE OF HENDERSON ROAD; THENCE WITH SAME N00º03’24”W, A DISTANCE OF 60.00 FEET, TO THE POINT OF BEGINNING.

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TOGETHER WITH:

BEGIN AT THE AFORESAID REFERENCE POINT “A” THENCE N00º30’27”W, A DISTANCE OF 330.43 FEET; THENCE N38º13’15”E, A DISTANCE OF 190.10 FEET; THENCE N37º29’54”E, A DISTANCE OF 349.01 FEET TO A POINT HEREBY KNOWN AS REFERENCE POINT “B” HEREON; THENCE CONTINUE S52º30’55”E, A DISTANCE OF 323.57 FEET; THENCE N89º53’19”E, A DISTANCE OF 158.42 FEET; THENCE N77º24’44”E, A DISTANCE OF 158.17 FEET; THENCE N33º11’48”E, A DISTANCE OF 122.06 FEET; THENCE N33º40’18”E, A DISTANCE OF 209.35 FEET; THENCE N04º02’01”E, A DISTANCE OF 277.19 FEET; THENCE N16º32’40”W, A DISTANCE OF 271.16 FEET; THENCE N38º31’41”W, A DISTANCE OF 116.35 FEET; THENCE S83º10’09”W, A DISTANCE OF 27.92 FEET TO THE POINT OF TERMINATION.

TOGETHER WITH:

BEGIN AT THE AFORESAID REFERENCE POINT “B” THENCE N40º05’21”W, A DISTANCE OF 173.94 FEET, TO THE POINT OF TERMINATION.

ALSO TOGETHER WITH THE FOLLOWING NON-EXCLUSIVE EASEMENTS:

PARCEL V

A NON-EXCLUSIVE FORCE MAIN EASEMENT FOR THE BENEFIT OF PARCELS I, II AND III, CREATED IN FORCE MAIN EASEMENT BETWEEN DAYTON HUDSON CORPORATION AND CAPITAL ONE SERVICES, INC., RECORDED IN OFFICIAL RECORDS BOOK 8383, PAGE 2012.

PARCEL VI

A NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCELS I, II AND III, CREATED IN RECIPROCAL STORMWATER AND DRAINAGE EASEMENT BETWEEN DAYTON HUDSON CORPORATION, WATERS AVENUE LAND PARTNERS, LTD. AND CAPITAL ONE SERVICES, INC., RECORDED IN OFFICIAL RECORDS BOOOK 8383, PAGE 1992; AS AMENDED BY FIRST AMENDMENT TO RECIPROCAL STORMWATER AND DRAINAGE EASEMENT BY AND AMONG DAYTON-HUDSON CORPORATION, A MINNESOTA CORPORATION, WATER AVENUE LAND PARTNERS, LTD., A FLORIDA LIMITED PARTNERSHIP AND CAPITAL ONE SERVICES, INC., A DELAWARE CORPORATION, DATED AS OF JANUARY 29, 1997, RECORDED JANUARY 31, 1997 IN O.R. BOOK 8442, PAGE 798.

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PARCEL VII

EASEMENTS FOR THE BENEFIT OF PARCELS I, II AND III AS SET FORTH IN GROUND LEASE, AMONG CAPITAL ONE SERVICES, INC., A DELAWARE CORPORATION AND WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION (FORMERLY FIRST SECURITY BANK, N.A.), A NATIONAL BANKING ASSOCIATION, AND VAL T. ORTON, NOT INDIVIDUALLY, BUT SOLELY IN THEIR CAPACITIES AS OWNER TRUSTEE UNDER THAT CERTAIN AMENDED AND RESTATED TRUST AGREEMENT DATED AS OF OCTOBER 14, 1998, THE TRUST THEREUNDER BEING REFERRED TO AS THE COB REAL ESTATE TRUST 1995-1, AS EVIDENCED BY SHORT FORM OF LEASE AND GRANT OF EASEMENT AGREEMENT TO BE RECORDED IN THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA, AND MORE PARTICULARLY DESCRIBED THEREIN AS FOLLOWS:

A. INGRESS\EGRESS AND UTILITY EASEMENT (Ring Road)

A PARCEL OF LAND LYING IN SECTION 19. TOWNSHIP 28 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING FURTHER DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF SAID SECTION 19, THENCE N89º56’45”E, A DISTANCE OF 62.00 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF HENDERSON ROAD; THENCE RUNNING ALONG SAID EASTERLY RIGHT-OF-WAY LINE N00º03’06”W, A DISTANCE OF 477.55 FEET TO THE POINT OF BEGINNING; THENCE DEPARTING SAME N00º03’06”W, A DISTANCE OF 138.95 FEET TO THE AFORESAID EASTERLY RIGHT-OF-WAY LINE; THENCE WITH SAME N34º51’36”E, A DISTANCE OF 8.36 FEET; THENCE N06º02’52”W, A DISTANCE OF 28.00 FEET; THENCE N48º10’12”W, A DISTANCE OF 2.50 FEET; THENCE DEPARTING SAME N00º03’06”W, A DISTANCE OF 25.48 FEET; THENCE N89º56’54”E, A DISTANCE OF 60.40 FEET; THENCE S25º03’24”E, A DISTANCE OF 445.08 FEET; THENCE S78º21’32”E, A DISTANCE OF 13.22 FEET; THENCE N64º56’36”E, A DISTANCE OF 297.63 FEET; THENCE S62º09’28”E, A DISTANCE OF 131.90 FEET; THENCE S83º16’47”E, A DISTANCE OF 128.94 FEET; THENCE S54º03’29”E, A DISTANCE OF 104.59 FEET; THENCE S36º27’15”E, A DISTANCE OF 126.13 FEET; THENCE S55º20’32”E, A DISTANCE OF 81.34 FEET; THENCE S66º03’49”W, A DISTANCE OF 130.16 FEET; THENCE N42º19’29”W, A DISTANCE OF 89.10 FEET; THENCE N47º40’38”E, A DISTANCE OF 27.25 FEET; THENCE N42º19’10”W, A DISTANCE OF 59.38 FEET TO THE BEGINNING OF A CURVE; THENCE 157.28 FEET ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 200.25 FEET, A CENTRAL ANGLE OF 45º00’00”, A CHORD BEARING OF

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N64º49’10”W AND A CHORD DISTANCE OF 153.26 FEET TO THE CURVE’S END; THENCE N87º19’10”W, A DISTANCE OF 31.55 FEET; THENCE S02º40’38”W, A DISTANCE OF 27.25 FEET; THENCE N87º19’29”W, A DISTANCE OF 101.97 FEET; THENCE S02º40’38”W, A DISTANCE OF 11.40 FEET; THENCE S72º40’38”W, A DISTANCE OF 52.92 FEET; THENCE S58º22’24”W, A DISTANCE OF 80.41 FEET; THENCE S64º56’36”W, A DISTANCE OF 52.92 FEET; THENCE N45º03’24”W, A DISTANCE OF 11.40 FEET; THENCE S44º56’36”W, A DISTANCE OF 101.75 FEET; THENCE N45º03’24”W, A DISTANCE OF 29.99 FEET; THENCE S44º56’36”W, A DISTANCE OF 31.75 FEET TO THE BEGINNING OF A CURVE; THENCE 159.44 FEET ALONG THE ARC OF SAID CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 203.00 FEET, A CENTRAL ANGLE OF 45º00’00”, A CHORD BEARING OF S22º26’36”W AND A CHORD DISTANCE OF 155.37 FEET TO THE CURVE’S END; THENCE S00º03’24”E, A DISTANCE OF 49.57 FEET; THENCE N89º56’36”E, A DISTANCE OF 29.99 FEET; THENCE S00º03’24”E, A DISTANCE OF 182.43 FEET; THENCE S09º16’06”E, A DISTANCE OF 249.62 FEET; THENCE S01º06’27’E, A DISTANCE OF 89.12 FEET; THENCE S57º55’46”W, A DISTANCE OF 149.05 FEET; THENCE S74º44’04”W, A DISTANCE OF 136.16 FEET TO THE AFORE SAID EASTERLY RIGHT-OF-WAY LINE; THENCE WITH SAME N00º03’24”W, A DISTANCE OF 123.42 FEET; THENCE DEPARTING SAME S74º59’51”E, A DISTANCE OF 52.06 FEET TO A POINT ON THE ARC OF A CURVE; THENCE 174.59 FEET ALONG THE ARC OF SAID CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 112.00 FEET, A CENTRAL ANGLE OF 89º18’52”, A CHORD BEARING OF N45º09’05”E AND A CHORD DISTANCE OF 157.44 FEET TO THE CURVE’S END; THENCE N00º29’39”E, A DISTANCE OF 93.87 FEET; THENCE N22º26’36”W, A DISTANCE OF 206.02 FEET; THENCE N00º03’24”W, A DISTANCE OF 346.87 FEET; THENCE N25’18’35’E, A DISTANCE OF 121.22 FEET; THENCE N43º55’21”E, A DISTANCE OF 96.50 FEET; THENCE N25º04’18”W, A DISTANCE OF 381.10 FEET; THENCE S89º56’54”W, A DISTANCE OF 27.18 FEET; THENCE S00º03’06”E, A DISTANCE OF 140.76 FEET; THENCE S89º56’54”W, A DISTANCE OF 15.00 FEET, TO THE POINT OF BEGINNING;

B. INGRESS/EGRESS & UTILITY EASEMENT (Ring Road)

A PARCEL OF LAND LYING IN SECTION 19, TOWNSHIP 28 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 19; THENCE WITH THE WESTERLY BOUNDARY LINE OF SAID SECTION 19, N00°03’24”W, A DISTANCE OF 1193.04 FEET; THENCE DEPARTING SAID LINE, N89°56’36”E, A DISTANCE OF 62.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF HENDERSON ROAD; THENCE WITH SAME, N00°03’24”W, A DISTANCE OF 465.85 FEET; THENCE S72°28’39”E, A DISTANCE OF 14.70 FEET; THENCE N89°56’36”E, A DISTANCE OF 32.75 FEET; THENCE N73°09’04”E, A DISTANCE OF 11.17 FEET THENCE N37°44’08”E, A DISTANCE OF 413.49 FEET TO THE POINT OF BEGINNING; THENCE N52°20’45”W, A DISTANCE OF 84.42

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FEET TO A POINT ON THE SOUTHERLY BOUNDARY OF AN INGRESS/EGRESS AND UTILITY EASEMENT, AS RECORDED IN O.R. BOOK 8901, PAGE 1887 OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA; THENCE WITH SAME THE FOLLOWING FOUR (4) COURSES; (1) N57°55’46”E, A DISTANCE OF 16.19 FEET; (2) N01°06’27”W, A DISTANCE OF 89.12 FEET; (3) N09°16’06”W, A DISTANCE OF 249.62 FEET; (4) N00°03’24”W, A DISTANCE OF 40.53 FEET; THENCE DEPARTING SAID SOUTHERLY BOUNDARY, N89º56’36”E, A DISTANCE OF 87.63 FEET; THENCE S00°03’24”E, A DISTANCE OF 88.93 FEET; THENCE S89°56’36”W, A DISTANCE OF 29.99 FEET; THENCE S00°03’24”E, A DISTANCE OF 49.57 FEET TO A POINT OF CURVATURE; THENCE 159.44 FEET ALONG THE ARC OF A CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 203.00 FEET, A CENTRAL ANGLE OF 45°00’00”, A TANGENT DISTANCE OF 84.09 FEET, A CHORD BEARING OF S22°33’24”E AND A CHORD DISTANCE OF 155.37 FEET TO THE END OF SAID CURVE; THENCE S45°03’24”E, A DISTANCE OF 31.75 FEET; THENCE N44°56’36”E, A DISTANCE OF 29.99 FEET; THENCE S45°03’24”E, A DISTANCE OF 101.75 FEET; THENCE N44°56’36”E, A DISTANCE OF 11.40 FEET; THENCE S65°03’24”E, A DISTANCE OF 52.92 FEET; THENCE N24°56’36”E, A DISTANCE OF 38.33 FEET; THENCE S60°15’58’E, A DISTANCE OF 95.91 FEET; THENCE S30°03’10”W, A DISTANCE OF 46.88 FEET; THENCE S59°56’50”E, A DISTANCE OF 52.92 FEET; THENCE S10°03’10”W, A DISTANCE OF 11.40 FEET; THENCE S79°56’50”E, A DISTANCE OF 101.75 FEET; THENCE S10°03’10”W, A DISTANCE OF 29.99 FEET; THENCE S79°56’50”E, A DISTANCE OF 31.75 FEET TO A POINT OF CURVATURE; THENCE 159.44 FEET ALONG THE ARC OF A CURVE, CONCAVE NORTHERLY, HAVING A RADIUS OF 203.00 FEET, A CENTRAL ANGLE OF 45°00’00”, A TANGENT DISTANCE OF 84.09 FEET, A CHORD BEARING OF N77°33’10”E AND A CHORD DISTANCE OF 155.37 FEET TO THE END OF SAID CURVE; THENCE N55°03’10”E, A DISTANCE OF 49.57 FEET; THENCE N34°56’50”W, A DISTANCE OF 29.99 FEET; THENCE N55°03’10”E, A DISTANCE OF 88.93 FEET; THENCE S60°00’00”E, A DISTANCE OF 30.23 FEET; THENCE N30°18’48”E, A DISTANCE OF 91.16 FEET TO A POINT OF CURVATURE; THENCE 49.33 FEET ALONG THE ARC OF A CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 326.50 FEET, A CENTRAL ANGLE OF 8°39’23”, A TANGENT DISTANCE OF 24.71 FEET, A CHORD BEARING OF N25°59’06”E AND A CHORD DISTANCE OF 49.28 FEET TO THE END OF SAID CURVE; THENCE N21°39’25”E, A DISTANCE OF 6.81 FEET TO A POINT OF CURVATURE; THENCE 107.14 FEET ALONG THE ARC OF A CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 372.25 FEET, A CENTRAL ANGLE OF 16°29’25”, A TANGENT DISTANCE OF 53.94 FEET, A CHORD BEARING OF N13°24’42”E AND A CHORD DISTANCE OF 106.77 FEET TO THE END OF SAID CURVE; THENCE ON A RADIAL LINE, N84°50’00”W, A DISTANCE OF 21.16 FEET; THENCE N03°34’49”E, A DISTANCE OF 19.44 FEET; THENCE N74°49’14”E, A DISTANCE OF 22.09 FEET; THENCE N00°59’24”E, A DISTANCE OF 76.94 FEET TO A POINT OF CURVATURE; THENCE 104.84 FEET ALONG THE ARC OF A CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 377.33 FEET, A CENTRAL ANGLE OF 15°55’12”, A TANGENT DISTANCE OF 52.76 FEET, A CHORD BEARING OF N06°58’12W AND A CHORD DISTANCE OF

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104.51 FEET TO THE END OF SAID CURVE; THENCE N14°55’48”W, A DISTANCE OF 121.89 FEET TO A POINT OF CURVATURE; THENCE 82.05 FEET ALONG THE ARC OF A CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 177.33 FEET, A CENTRAL ANGLE OF 26°30’43”, A TANGENT DISTANCE OF 41.78 FEET, A CHORD BEARING OF N28°11’09”W AND A CHORD DISTANCE OF 81.32 FEET TO THE END OF SAID CURVE; THENCE N41º26’31”‘W, A DISTANCE OF 26.84 FEET; THENCE S50°04’12”W, A DISTANCE OF 5.38 FEET; THENCE N39°55’48’W, A DISTANCE OF 124.82 FEET TO A POINT ON THE SOUTHERLY BOUNDARY OF AN INGRESS/EGRESS AND UTILITY EASEMENT, AS RECORDED IN O.R. BOOK 8901, PAGE 1887 OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA; THENCE WITH SAME N66°03’49”E, A DISTANCE OF 69.06 FEET TO THE EASTERLY-MOST POINT OF SAID BOUNDARY; THENCE DEPARTING SAID BOUNDARY, S40°06’08”E, A DISTANCE OF 96.46 FEET; THENCE S39°55’48”E, A DISTANCE OF 9.33 FEET; THENCE S50°04’12”W, A DISTANCE OF 9.17 FEET; THENCE S39°55’48”E, A DISTANCE OF 72.67 FEET; THENCE S28°01’26”E, A DISTANCE OF 40.51 FEET; THENCE S10º51’33”E, A DISTANCE OF 172.21 FEET TO A POINT OF CURVATURE; THENCE 227.32 FEET ALONG THE ARC OF A CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 420.25 FEET, A CENTRAL ANGLE OF 30°59’30”, A TANGENT DISTANCE OF 116.51 FEET, A CHORD BEARING OF S14°30’15”W AND A CHORD DISTANCE OF 224.56 FEET TO THE END OF SAID CURVE; THENCE S30°00’00”W, A DISTANCE OF 148.62 FEET TO A POINT OF CURVATURE; THENCE 315.31 FEET ALONG THE ARC OF A CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 274.00 FEET, A CENTRAL ANGLE OF 65º56’00”, A TANGENT DISTANCE OF 177.71 FEET, A CHORD BEARING OF S62°58’00”W AND A CHORD DISTANCE OF 298.19 FEET TO THE END OF SAID CURVE; THENCE N84°04’00”W, A DISTANCE OF 51.88 FEET TO A POINT OF CURVATURE; THENCE 23.34 FEET ALONG THE ARC OF A CURVE, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 28.12 FEET, A CENTRAL ANGLE OF 47°33’20”, A TANGENT DISTANCE OF 12.39 FEET, A CHORD BEARING OF S72°09’20”W AND A CHORD DISTANCE OF 22.68 FEET TO THE END OF SAID CURVE; THENCE S48°22’40”W, A DISTANCE OF 15.95 FEET; THENCE S61°46’46”W, A DISTANCE OF 42.65 FEET; THENCE S88°34’58’W, A DISTANCE OF 42.65 FEET; THENCE N52°20’45”W, A DISTANCE OF 307.01 FEET; THENCE S82°39’15”W, A DISTANCE OF 15.95 FEET; THENCE N52°20’45”W, A DISTANCE OF 36.52 FEET; THENCE S37°44’08”W, A DISTANCE OF 15.18 FEET TO THE POINT OF BEGINNING.

C. INGRESS/EGRESS & UTILITY EASEMENT (Road adjacent to Buildings 3, 4 & Garage)

A PARCEL OF LAND LYING IN SECTION 19, TOWNSHIP 28 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

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COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 19; THENCE WITH THE WESTERLY BOUNDARY LINE OF SAID SECTION 19, N00°03’24”W, A DISTANCE OF 1193.04 FEET; THENCE DEPARTING SAID LINE, N89°56’36”E, A DISTANCE OF 62.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF HENDERSON ROAD; THENCE WITH SAME, N00°03’24”W, A DISTANCE OF 465.85 FEET TO THE POINT OF BEGINNING; THENCE S72°28’39”E, A DISTANCE OF 14.70 FEET; THENCE N89°56’36”E, A DISTANCE OF 32.75 FEET; THENCE N73°09’04”E, A DISTANCE OF 11.17 FEET; THENCE N37º44’08”E, A DISTANCE OF 428.67 FEET; THENCE S52°20’45”E, A DISTANCE OF 36.52 FEET; THENCE S37°39’15’W, A DISTANCE OF 398.71 FEET; THENCE S7°20’44”E, A DISTANCE OF 26.25 FEET; THENCE S52º20’45”E, A DISTANCE OF 204.60 FEET; THENCE N88°13’17”E, A DISTANCE OF 37.26 FEET; THENCE N48°47’20”E, A DISTANCE OF 45.55 FEET; THENCE N43°13’17”E, A DISTANCE OF 69.22 FEET; THENCE N37°39’15”E, A DISTANCE OF 291.31 FEET; THENCE S52°20’45”E, A DISTANCE OF 50.84 FEET; THENCE S88°34’58”W, A DISTANCE OF 21.47 FEET; THENCE S37°39’15”W, A DISTANCE OF’ 321.96 FEET; THENCE S48°47’20”W, A DISTANCE OF 77.69 FEET TO A POINT OF CURVATURE; THENCE 89.02 FEET ALONG THE ARC OF A CURVE, CONCAVE NORTHERLY, HAVING A RADIUS OF 64.67 FEET, A CENTRAL ANGLE OF 78°51’56”, A TANGENT DISTANCE OF 53.18 FEET, A CHORD BEARING OF S88°13’17”W AND A CHORD DISTANCE OF 82.15 FEET TO THE POINT OF TANGENCY; THENCE N52°20’45”W, A DISTANCE OF 194.60 FEET TO A POINT OF CURVATURE; THENCE 46.07 FEET ALONG THE ARC OF A CURVE, CONCAVE SOUTHERLY, HAVING A RADIUS OF 29.33 FEET, A CENTRAL ANGLE OF 90°00’00”, A TANGENT DISTANCE OF 29.33 FEET, A CHORD BEARING OF S82°39’15”W AND A CHORD DISTANCE OF 41.48 FEET TO THE POINT OF TANGENCY; THENCE S37°39’15”W, A DISTANCE OF 87.68 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF HENDERSON ROAD; THENCE WITH SAME, N00°03’24”W, A DISTANCE OF 44.65 FEET; THENCE DEPARTING SAID RIGHT-OF-WAY N38°28’49”E, A DISTANCE OF 67.19 FEET; THENCE N21º31’04”W, A DISTANCE OF 7.50 FEET; THENCE S89°56’36”W, A DISTANCE OF 39.12 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY OF HENDERSON ROAD; THENCE WITH SAME, N00°03’24”W, A DISTANCE OF 30.78 FEET TO THE POINT OF BEGINNING.

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D. UTILITY EASEMENT (Sanitary Easement Outside of Ring Road Easement)

A PARCEL OF LAND LYING IN SECTION 19, TOWNSHIP 28 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 19, THENCE N00°03’24”W, A DISTANCE OF 1193.04 FEET, THENCE N89°56’36”E, A DISTANCE OF 62.00 FEET TO THE EAST RIGHT-OF-WAY LINE OF HENDERSON ROAD; THENCE RUNNING ALONG SAID EAST RIGHT-OF-WAY LINE N00°03’24”W, A DISTANCE OF 842.08 FEET, THENCE DEPARTING SAID EAST RIGHT-OF-WAY LINE N89º56’36”E, A DISTANCE OF 998.97 FEET TO THE POINT OF BEGINNING; THENCE N10º11’41”W, A DISTANCE OF 25.77 FEET; THENCE N41°18”15”E, A DISTANCE OF 173.61 FEET TO A POINT ON A NON-TANGENT CURVE; THENCE 43.45 FEET ALONG THE ARC OF SAID CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 372.25 FEET, A CENTRAL ANGLE OF 06°41’16”, A CHORD BEARING OF S18°15’31”W AND A CHORD DISTANCE OF 43.43 FEET; THENCE S41°18’15”W, A DISTANCE OF 126.60 FEET; THENCE S10°11’41”E A DISTANCE OF 30.45 FEET; THENCE N60°00’00”W, A DISTANCE OF 21.07 FEET TO THE POINT OF BEGINNING.

E. SANITARY EASEMENT

A 10.00 FOOT WIDE EASEMENT BEING 5.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE LYING WITHIN IN SECTION 19, TOWNSHIP 28 SOUTH, RANGE 18 EAST, HILLSBOROUGH COUNTY, FLORIDA.

COMMENCE AT THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF SAID SECTION 19, THENCE, RUNNING ALONG THE WESTERLY BOUNDARY LINE OF SAID SECTION 19, S00º03’24”E, A DISTANCE OF 1402.50 FEET; THENCE DEPARTING SAID BOUNDARY LINE N89º56’36”E, A DISTANCE OF 62.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF HENDERSON ROAD, SAID POINT ALSO BEING THE POINT OF BEGINNING; THENCE DEPARTING SAID RIGHT-OF-WAY LINE N89º56’36”E, A DISTANCE OF 33.45 FEET TO A POINT HEREBY KNOWN AS REFERENCE POINT “A” HEREON; THENCE CONTINUE N89º56’36”E, A DISTANCE OF 21.55 FEET; THENCE S00º03’24”E, A DISTANCE OF 60.00 FEET; THENCE S89º56’36”W, A DISTANCE OF 55.00 FEET TO THE AFORESAID EASTERLY RIGHT-OF-WAY LINE OF HENDERSON ROAD; THENCE WITH SAME N00º03’24”W, A DISTANCE OF 60.00 FEET, TO THE POINT OF BEGINNING.

15

TOGETHER WITH:

BEGIN AT THE AFORESAID REFERENCE POINT “A” THENCE N00º30’27”W, A DISTANCE OF 330.43 FEET; THENCE N38º13’15”E, A DISTANCE OF 190.10 FEET; THENCE N37º29’54”E, A DISTANCE OF 349.01 FEET TO A POINT HEREBY KNOWN AS REFERENCE POINT “B” HEREON; THENCE CONTINUE S52º30’55”E, A DISTANCE OF 323.57 FEET; THENCE N89º53’19”E, A DISTANCE OF 158.42 FEET; THENCE N77º24’44”E, A DISTANCE OF 158.17 FEET; THENCE N33º11’48”E, A DISTANCE OF 122.06 FEET; THENCE N33º40’18”E, A DISTANCE OF 209.35 FEET; THENCE N04º02’01”E, A DISTANCE OF 277.19 FEET; THENCE N16º32’40”W, A DISTANCE OF 271.16 FEET; THENCE N38º31’41”W, A DISTANCE OF 116.35 FEET; THENCE S83º10’09”W, A DISTANCE OF 27.92 FEET TO THE POINT OF TERMINATION.

TOGETHER WITH:

BEGIN AT THE AFORESAID REFERENCE POINT “B” THENCE N40º05’21”W, A DISTANCE OF 173.94 FEET, TO THE POINT OF TERMINATION.

KNOLLS

CAPITAL ONE OPERATIONS CENTER

LEGAL DESCRIPTION

All that certain lot, piece or parcel of land, together with all improvements thereon and appurtenances thereunto belonging, situated, lying and being in the Three Chopt District, Henrico County, Virginia, more particularly described as follows:

BEGINNING at a 1/2” rod set, said 1/2” rod being North 74º 50’ 33” West 153.65 feet from the western line of Fort McHenry Parkway; thence North 74º 50’ 33” West 704.14 feet to a 1/2” rod set; thence North 07º 41’ 23” West 54.36 feet to a 1/2” rod set; thence North 22º 04’ 50” West 30.17 feet to a 1/2” rod set; thence North 14º 48’ 18” East 1060.88 feet to 5/8” rod found; thence North 84º 04’ 51” East 547.01 feet to a nail found; thence South 04º 57’ 26” West 1353.08 feet to the 1/2” rod set and point and place of beginning, containing 783, 452.2 square feet or 17.9856 acres.

TOGETHER WITH those certain easements as contained in Cross Easement and Access Road Agreement, by and between Liberty Property Limited Partnership, a Pennsylvania limited partnership and Capital One Bank, a Virginia corporation, dated July 21, 1995, recorded July 28, 1995 in the Henrico County, Virginia Circuit Court Clerk’s Office (the “Clerk’s Office”) in Deed Book 1595, Page 1570; as amended by that certain First Amendment to Cross Easement and Access Road Agreement, made as of October 14, 1998, by and among Val T. Orton, not individually, but solely in his capacity as owner trustee of the COB Real Estate Trust 1995-1, as amended by that certain Amended and Restated Trust Agreement dated as of October 14, 1998; Capital One Bank, a Virginia corporation; and Capital One Realty, Inc., a Delaware corporation, which was recorded in the aforesaid Clerk’s Office.

16

KNOLLS TWO PHASE THREE

LEGAL DESCRIPTION

All those certain lots, pieces or parcels of land, together with all improvements thereon and appurtenances thereunto belonging, situated, lying and being in the Three Chopt District, Henrico County, Virginia, more particularly described as follows:

PARCEL “A”:

BEGINNING at a 1/2” rod set in the East line of Cox Road, which point is 455.69 feet north of the northeast intersection of Cox Road and North Park Drive; thence along said road along a curve to the left with a radius of 730.00 feet, an arc length of 166.04 feet, a chord bearing of North 31º 29’ 18” East, and a chord of 165.68 feet to a 1/2” rod set; thence leaving said road South 67º 13’ 29” East 105.83 feet to a 1/2” rod set; thence North 82º 18’ 18” East 268.63 feet to a 1/2” rod set; thence North 32º 00’ 21” East 120.34 feet to a 1/2” rod set; thence North 82º 18’ 18” East 195.14 feet to a 1/2” rod set; thence South 14º 48’ 18” West 74.12 feet to a point; thence South 74º 50’ 33” East 771.57 feet to a nail found; thence South 12º 30’ 00” West 226.36 feet to a 5/8” rod found; thence South 35º 00’ 00” West 314.35 feet to a 1/2” rod found; thence North 89º 06’ 16” West 643.34 feet to a 1/2” rod set; thence North 78º 18’ 03” West 285.63 feet to a 5/8” rod found; thence North 30º 25’ 12” West 319.78 feet to a 1/2” rod set; thence North 39º 39’ 15” West 186.65 feet to the point and place of beginning, containing 16.8499 acres, or 733981.2 sq. ft.

PARCEL “B”:

BEGINNING at a 1/2” rod set at the northeast corner of Parcel “A” as described above; thence South 22º 04’ 50” East 30.17 feet to a 1/2” rod set; thence South 07º 41’ 23” East 54.36 feet to a 1/2” rod set; thence North 74º 50’ 33” West 38.91 feet to a point; thence North 14º 48’ 18” East 74.12 feet to the point and place of beginning, containing 0.0378 acres, or 1645.7 sq. ft.

TOGETHER WITH those certain easements as contained in Cross Easement and Access Road Agreement, by and between Liberty Property Limited Partnership, a Pennsylvania limited partnership and Capital One Bank, a Virginia corporation, dated July 21, 1995, recorded July 28, 1995 in Deed Book 1595, Page 1570; as amended by that certain First Amendment to Cross Easement and Access Road Agreement, made as of October 14, 1998, by and among Val T. Orton, not individually, but solely in his capacity as owner trustee of the COB Real Estate Trust 1995-1, as amended by that certain Amended and Restated Trust Agreement dated as of October 14, 1998; Capital One Bank, a Virginia corporation; and Capital One Realty, Inc., a Delaware corporation, which was recorded in the aforesaid Clerk’s Office.

17

KNOLLS OFFICE BUILDING

LEGAL DESCRIPTION

All that certain lot, piece or parcel of land, together with all improvements thereon and appurtenances thereunto belonging, situated, lying and being in the Three Chopt District, Henrico County, Virginia, more particularly described as follows:

Situated, lying, and being in the Three Chopt District of Henrico County, Virginia, and being more particularly described as follows:

BEGINNING at a nail set on the east line of Cox Road, said point being 621.74 feet from the east line of North Park Drive;

Thence along a curve to the left having a radius of 730.00 feet and an arc length of 129.55 feet, being subtended by a chord of North 19º 53’ 21” East for a distance of 129.38 feet to a rod set;

Thence North 14º 48’ 18” East for a distance of 540.93 feet to a nail set;

Thence along a curve to the right having a radius of 40.00 feet and an arc length of 39.27 feet, being subtended by a chord of North 42º 55’ 50” East for a distance of 37.71 feet to a rod set;

Thence along a curve to the left having a radius of 50.00 feet and an arc length of 148.20 feet, being subtended by a chord of North 13º 51’ 31” West for a distance of 99.61 feet to a brick nail found;

Thence North 14º 48’ 18” East for a distance of 38.09 feet to a brick nail found;

Thence South 82º 00’ 00” East for a distance of 591.56 feet to a point;

Thence South 14º 48’ 18” West for a distance of 620.88 feet to a rod set;

Thence South 82º 18’ 18” West for a distance of 195.14 feet to a rod set;

Thence South 32º 00’ 21” West for a distance of 120.34 feet to a nail set;

Thence South 82º 18’ 18” West for a distance of 268.63 feet to a rod set;

Thence North 67º 13’ 29” West for a distance of 105.83 feet to a nail set; and being the point of beginning.

Said property contains 9.735 acres more or less.

TOGETHER WITH those certain easements as contained in Cross Easement and Access Road Agreement, by and between Liberty Property Limited Partnership, a Pennsylvania limited partnership and Capital One Bank, a Virginia corporation, dated July 21, 1995, recorded July 28, 1995 in Deed Book 1595, Page 1570; as amended by that certain First Amendment to Cross Easement and Access Road Agreement, made as of October 14, 1998, by and among Val T. Orton, not individually, but solely in his capacity as owner trustee of the COB Real Estate Trust 1995-1, as amended by that certain Amended and Restated Trust Agreement dated as of October 14, 1998; Capital One Bank, a Virginia corporation; and Capital One Realty, Inc., a Delaware corporation, which was recorded in the aforesaid Clerk’s Office.

18

SCHEDULE D

Environmental Matters

No exceptions applicable.

Schedule - D

Schedule G

SCHEDULE G

CAPITAL ONE OPERATIONS CENTER

PERMITTED ENCUMBRANCES

1.	Terms, conditions, obligations and provisions contained in that certain Cross. Easement and Access Road Agreement, by and between Liberty Property Limited Partnership, a Pennsylvania limited partnership and Capital One Bank, a Virginia corporation, dated July 21, 1995, recorded July 28, 1995 in Deed Book 2595, Page 1570; as amended by that certain First Amendment to Cross Easement and Access Road Agreement, made as of October 14, 1998, by and among Val T. Orton, not individually, but solely in his capacity as owner trustee of the COB Real Estate Trust 1995-1, as amended by that certain Amended and Restated Trust Agreement dated as of October 14, 1998; Capital One Bank, a Virginia corporation; and Capital One Realty, Inc., a Delaware corporation, recorded November , 1998 in Deed Book , page ; as located and shown on plat of survey made by Charles H. Fleet & Associates, P.C., Engineers, Land Surveyors, Planners, entitled “4871 COX ROAD HENRICO COUNTY, VIRGINIA”, dated November 4, 1998, last revised November , 1995. See instruments and plats for particulars.

2.	Covenants, conditions, restrictions, obligations, easements, assessments, approval of plans recorded in Deed Book 2625, Page 1767, incorporating by reference the terms and provisions of prior Declaration, dated as of September 25, 1981, recorded in Deed Book 1841, Page 1106, as subsequently amended (the “Declaration”).

3.	Right Of Way Agreement by and between First Security Bank of Utah, N.A., As Owner Trustee for COB Real Estate Trust 1995-1, a Virginia Trust created U-T-A dated 11-03-95, and Virginia Electric and Power Company, dated April 29, 1996, recorded May 27, 1996, in Deed Book 2651, Page 1806. Grants the perpetual right, privilege non-exclusive and easement over, under, through, upon and across the property 15-feet wide to lay, construct, operate and maintain for buried cables and appurtenances thereto along western lot line as shown on plat attached thereto; and as located and shown on plat of survey made by Charles H. Fleet & Associates, P.C., Engineers, Land Surveyors, Planners, entitled “4871 COX ROAD HENRICO COUNTY, VIRGINIA”, dated November 4, 1998, last revised November , 1998. See instrument and plats for particulars.

4.	Deed of Easement by and between Capital One Bank, a Virginia banking corporation and County of Henrico, Virginia, dated August 28, 1996, recorded November 6, 1996, in Deed Book 2683, Page 670. Grants easement of right of way to construct, operate and maintain drainage & utility facilities across acreage, with the right of ingress, egress, as shown on plat attached thereto and retained in Plat Book 102, at Pages 252-253; and as located and shown on plat of survey made by Charles H. Fleet & Associates, P.C., Engineers, Land Surveyors, Planners, entitled “4871 COX ROAD HENRICO COUNTY, VIRGINIA”, dated November 4, 1998, last revised November , 1998. See instrument and plats for particulars.

5.	Plat of survey made by Charles H. Fleet & Associates, P.C., Engineers, Land Surveyors, Planners, entitled “4871 COX ROAD HENRICO COUNTY, VIRGINIA”, dated November 4, 1998, last revised November , 1998, recorded November , 1998, in the Clerk’s office, Circuit Court, Henrico County, Virginia, in Plat Book , at Page , discloses the following matters adverse to the title herein insured:

Schedule G

SCHEDULE G

CAPITAL ONE OPERATIONS CENTER

PERMITTED ENCUMBRANCES

a)	Wood screen along portion of western side of lot.

b)	Setback lines as shown on plat, which have not been violated.

c)	Wetlands along portion of western side of property.

NOTE: While such matters are excluded from the coverage of this policy, attention is directed to the fact that said plat shows that portions of the insured premises constitute Wetlands and are subject to the provisions of state and federal regulations.

d)	Gate and appurtenances thereto crossing western side lot line.

e)	Light poles, water meters or valves, telephone manholes, manholes, drop inlets, transformers, fire hydrants, concrete walls, asphalt, bollards, and concrete block fire lane lie within portions of insured premises.

f)	Walkways with lights, curbing and paved parking merging with adjoining property.

g)	Reference is made to the Surveyor’s “Notes” as shown on plat.

Schedule G

SCHEDULE G

CAPITAL ONE OPERATIONS CENTER

PERMITTED ENCUMBRANCES

SCHEDULE B - PART II:

In addition to the matters set forth in Part I of this Schedule, the title of the estate or interest in the land described or referred to in Schedule A is subject to the following matters, if any be shown, but the Company insures that such matters are subordinate to the lien or charge of the insured mortgage upon said estate or interest:

Schedule G

KNOLLS TWO PHASE THREE

PERMITTED ENCUMBRANCES

1.	Covenants, conditions, restrictions, obligations, easements, assessments, approval of plans recorded in Deed Book 1841, Page 1106; Deed Book 1929, Page 1565; Deed Book 1938, Page 923; Deed Book 1957, Page 1037; Deed Book 1959, Page 692; Deed Book 1961, Page 673; Deed Book 1979, Page 1774; Deed Book 2113, Page 608; Deed Book 2163, Page 2259; and in Deed Book 2143, Page 501.

2.	Easement granted Virginia Electric and Power Company, dated August 8, 1949, recorded September 16, 1949, in Deed Book 482, Page 312. Grants pole line easement and appurtenances thereto, with the right of ingress, egress and clearage. No plat recorded therewith. See instrument for particulars.

3.	Deed of Easement by and between Capital One Bank, a Virginia banking corporation and County Henrico, Virginia, dated February 3, 1997, recorded February 3, 1997, in Deed Book 2709, Page 929. Grants easement of right of way to construct, operate and maintain utility lines, including

Schedule G

KNOLLS TWO PHASE THREE

PERMITTED ENCUMBRANCES

accessories and appurtenances thereto, over, under, through, and across acreage, with the right of ingress, egress, as shown on plat attached thereto and retained in Plat Book 104, at page 79; and also located as shown on that certain survey made by Charles H. Fleet & Associates, P.C., Engineers, Land Surveyors Planners, entitled “4851 COX ROAD HENRICO COUNTY, VIRGINIA”, dated November 5, 1998, last revised November     , 1998. See instrument and plats for particulars.

4.	Deed of Easement by and between Capital One Bank, a Virginia banking corporation and County of Henrico, Virginia, dated August 28, 1996, recorded November 6, 1996, in Deed Book 2553, Page 670. Grants easement of right of way to construct, operate and maintain drainage & utility facilities across acreage, with the right of ingress, as shown on plat attached thereto and retained in Plat Book 102, at Pages 262-263; and also located as shown on that certain survey made by Charles H. Fleet & Associates, P.C., Engineers, Land Surveyors, Planners, entitled “4851 COX ROAD HENRICO COUNTY, VIRGINIA”, dated November 6, 1998, last revised November , 1998. See instrument and plats for particulars.

5.	Counterpart Water and Sewer Agreement by and between Capital One Bank, a Virginia banking corporation and County of Henrico, Virginia, recorded August 2, 1996, in Deed Book 2665, Page 1892, with plat attached with instrument and retained in Plat Book 102, at Page 170. Provides for the construction, operation and maintenance of water distribution and sewerage disposal systems, incorporating by reference the terms and provisions of prior agreements. See instrument and plat for particulars.

6.	Sewer Agreement with Henrico County, Virginia, dated August 4, 1980, recorded in Deed Book 1815, Page 1290. Provides for the construction, operation and maintenance of a sewerage disposal system to service premises; and also located as shown on that certain survey made by Charles H. Fleet & Associates, P.C., Engineers, Land Surveyors, Planners, entitled “4851 COX ROAD HENRICO COUNTY, VIRGINIA”, dated November 6, 1998, last revised November __, 1998. See instrument for particulars.

NOTE: Amendment dated August 7, 1980, recorded September 30, 1980, in Deed Book 1815, Page 1269.

NOTE: Amendment dated October 24, 1984, recorded November 15, 1984, in Deed Book 1934, Page 1022.

NOTE: Amendment dated June 24, 1987, recorded July 21, 1987, in Deed Book 2086, Page 526.

NOTE: Amendment dated May 4, 1989, recorded July 13, 1989, in Deed Book 2188, Page 280.

7.	Water Agreement with Henrico County, Virginia, dated August 4, 1980, recorded in Deed Book 1815, Page 1272. Provides for the construction, operation and maintenance of a water distribution system to service premises. See instrument for particulars.

8.	Easement: Innsbrook North Associates, a Virginia general partnership to the County of Henrico, Virginia, dated December 12, 1986, recorded January 21, 1987, in Deed Book 2048, Page 893. Grants easement for utilities and appurtenances thereto, with the right of ingress, egress and clearage. Plat recorded therewith shows easement. Shown on a plat of survey made by Foster & Miller, P.C., dated July 20, 1995, entitled “Plat of Two Parcel Totaling 26.585 Acres Located On The East Line of Cox Road, Three Chopt

Schedule G

KNOLLS TWO PHASE THREE

PERMITTED ENCUMBRANCES

District, Henrico County, Virginia” and also located as shown on that certain survey made by Charles H. Fleet & Associates, P.C., Engineers, Land Surveyors, Planners, entitled “ 4851 COX ROAD HENRICO COUNTY, VIRGINIA”, dated November 6, 1998, last revised November     , 1998. See instrument and plats for particulars.

9.	Terms, conditions, obligations and provisions contained in that certain Cross Easement and Access Road Agreement, by and between Liberty Property Limited Partnership, a Pennsylvania limited partnership and Capital One Bank, a Virginia corporation, dated July 21, 1995, recorded July 28, 1995 in Deed Book 2595, Page 1570; as amended by that certain First Amendment to Cross Easement and Access Road Agreement, made as of October 14, 1998, by and among Val T. Orton, not individually, but solely in his capacity as owner trustee of the COB Real Estate Trust 1995 - 1, as amended by that certain Amended and Restated Trust Agreement dated as of October 14, 1998; Capital One Bank, a Virginia corporation; and Capital One Realty, Inc., a Delaware corporation, recorded November , 1998 in Deed Book , Page . Located as shown on that certain survey made by Charles H. Fleet & Associates, P.C., Engineers, Land Surveyors, Planners, entitled “4851 COX ROAD HENRICO COUNTY, VIRGINIA”, dated November 6, 1998, last revised November , 1998. See instruments and plats for particulars.

10.	Restrictions, covenants, conditions, easements, etc., by Capital One Bank, a Virginia banking corporation, dated December 2, 1995, recorded January 10, 1996, in Deed Book 2527, Page 1187 as shown on plat retained in Plat Book 102, at Page 6; and also located as shown on that certain survey made by Charles H. Fleet & Associates, P.C., Engineers, Land Surveyors, Planners, entitled “4851 COX ROAD HENRICO COUNTY, VIRGINIA”, dated November 6, 1998, last revised November , 1998. See instrument and plats for particulars.

NOTE: Subject to the Exclusions from Coverage and the Provisions of the Conditions and Stipulations contained in the policy, the Company hereby insures the Insured against loss or damage which the Insured shall sustain by reason of the entry of any court order or judgment which constitutes a final determination and denies the right to maintain the existing improvements within the Wetlands designated area.

11.	Reservations as contained in Deed by and between Innsbrook North Associates, a Virginia general partnership and Capital One Bank, a Virginia Banking corporation, a Pennsylvania limited partnership, dated July 21, 1995, recorded July 28, 1995, recorded in Deed Book 2595, Page 1563; and located as shown on that certain survey made by Charles H. Fleet & Associates, P.C., Engineers, Land Surveyors, Planners, entitled “4851 COX ROAD HENRICO COUNTY, VIRGINIA”, dated November 6, 1998, last revised November , 1998. See instrument and plat for the particulars.

12.	Agreement: Capital One Bank, a Virginia banking corporation and Liberty Property Development Corporation, a Pennsylvania corporation, dated July 21, 1995, recorded July 28, 1995, in Deed Book 2595, Page 1582. See instrument for particulars.

13.	Plat of survey made by Charles H. Fleet & Associates, P.C., Engineers, Land Surveyors, Planners, entitled “ 4851 COX ROAD HENRICO COUNTY, VIRGINIA”, dated November 6, 1998, last revised November , 1998, a copy of plat is recorded November , 1998, in Plat Book , at Page , discloses the following matters adverse to the title herein insured:

a) 20-foot wide temporary construction easement across the easterly portion of insured premises.

Schedule G

KNOLLS TWO PHASE THREE

PERMITTED ENCUMBRANCES

b)	Variable width easement across the easterly portion of insured premises.

c)	4.01 acres of Wetlands across the southern portion of insured premises.

NOTE: While such matters are excluded from the coverage of this policy, attention is directed to the fact that said plat shows that portions of the insured premises constitute Wetlands and are subject to the provisions of state and federal regulations.

d)	Sanitary manholes, light poles, drainage inlets, concrete curbing, concrete walks, gas valves, water vaults, water valves, and electric transformers lie within portions of insured premises.

e)	Zoning line crossing eastern portion of insured premises.

f)	234” RCP crossing northwestern corner of property. Rights of others to the natural flow of water there through.

g)	Setback lines as shown on plat, which have not been violated.

h)	Walkways with lighting, curbing and paved parking merging with adjoining property.

i)	Reference is made to the Surveyor’s “Notes” as shown on plat.

Schedule G

KNOLLS OFFICE BUILDING

PERMITTED ENCUMBRANCES

1.	Covenants, restrictions, obligations, easements, assessments, approval of plans and conditions recorded in Deed Book 1841, Page 1106: Deed Book 1929, Page 1565; Deed Book 1938, Page 923; Deed Book 1957, Page 1037; Deed Book 1959, Page 692; Deed Book 1961, Page 678; Deed Book 1979, Page 1774; Deed Book 2119, Page 608; Deed Book 2165, Page 1259; and in Deed Book 2143, Page 501.

2.	Easement granted Virginia Electric and Power Company, dated August 8, 1949, recorded September 16, 1949, in Deed Book 482, Page 312. Grants easement for a pole line and appurtenances thereto, with the right of ingress, egress and clearage. No plat recorded therewith. See instrument for particulars.

3.	Easement granted The Chesapeake and Potomac Telephone Company of Virginia, dated August 2, 1990, recorded August 23, 1990, in Deed Book 2257, Page 755. Grants easement for a communication system and appurtenances thereto, with the right of ingress, egress and clearage. Plat recorded therewith shows easement along the west and north lines of Cox Road. Also as shown on a plat of survey made by Foster & Miller, P.C., dated February 13, 1996, entitled “As Built Survey, 9.735 Acres Located On The East Line of Cox Road, Three Chopt District, Henrico County, Virginia” recorded in Plat Book 102, at Pages 24 and 25; and plat of survey made by Foster & Miller, P.C., Engineers, Surveyors, Planners, entitled “ALTA/ACSM LAND TITLE SURVEY 9.735 ACRES LOCATED ON THE EAST LINE OF COX ROAD, THREE CHOPT DISTRICT, HENRICO COUNTY, VIRGINIA”, dated November 9, 1998, last revised November , 1998. See instrument and plats for particulars.

4.	Easement granted Virginia Electric and Power Company, dated October 2, 1995, recorded November 7, 1995, in Deed Book 2616, Page 1286. Grants easement for underground conduits and cables and appurtenances thereto, with the right of ingress, egress and clearage. Plat recorded therewith shows easement across the northerly portion of insured premises. Also as shown on a plat of survey made by Foster & Miller, P.C., dated February 13, 1996, entitled “As Built Survey, 9.735 Acres Located On The East Line of Cox Road, Three Chopt District, Henrico County, Virginia” recorded in Plat Book 102, at Pages 24 and 25; and plat of survey made by Foster & Miller, P.C., Engineers, Surveyors, Planners, entitled “ ALTA/ACSM LAND TITLE SURVEY 9.735 ACRES LOCATED ON THE EAST LINE OF COX ROAD, THREE CHOPT DISTRICT, HENRICO COUNTY, VIRGINIA”, dated November 9, 1998, last revised November , 1998. See instrument and plats for particulars.

Schedule G

KNOLLS OFFICE BUILDING

PERMITTED ENCUMBRANCES

5.	Sewer Agreement with Henrico County, Virginia, dated August 4, 1980, recorded in Deed Book 1815, Page 1290. Provides for the construction, operation and maintenance of a sewerage disposal system to service premises. See instrument for particulars.

NOTE: Amendment dated August 7, 1980, recorded September 30, 1980, in Deed Book 1815, Page 1269.

NOTE: Amendment dated October 24, 1984, recorded November 16, 1984, in Deed Book 1934, Page 1022.

NOTE: Amendment dated June 24, 1987, recorded July 21, 1987, in Deed Book 2086, Page 526.

NOTE: Amendment dated May 4, 1989, recorded July 13, 1989, in Deed Book 2188, Page 280.

6.	Water Agreement with Henrico County, Virginia, dated August 4, 1980, recorded in Deed Book 1815, Page 1272. Provides for the construction, operation and maintenance of a water distribution system to service premises. See instrument for particulars.

7.	Deed of Easement by and between First Security Bank of Utah, N. A., as Owner Trustee for COB Real Estate 1995 -1, a Virginia Trust and County of Henrico, Virginia, dated August 28, 1996, recorded November 6, 1996, in Deed Book 2683, Page 666. Grants easement of right of way to construct, operate and maintain drainage facilities, including accessories and appurtenances thereto over, under, through and across property 20’ wide, with the right of ingress and egress, as shown on plat attached thereto; and located as shown on plat of survey made by Foster & Miller, P.C., Engineers, Surveyors, Planners, entitled “ ALTA/ACSM LAND TITLE SURVEY 9.735 ACRES LOCATED ON THE EAST LINE OF COX ROAD, THREE CHOPT DISTRICT, HENRICO COUNTY, VIRGINIA”, dated November 9, 1998, last revised November , 1998. See instrument and plats for particulars.

8.	Common Easement and Access Road Agreement dated August 10, 1989, recorded August 17, 1989, in Deed Book 2202, Page 1892. Provides for access road 60’ in width, 30’ of which is located at the northeast corner of insured premises, as more fully shown on plat of survey attached thereto. Also as shown on a plat of survey made by Foster & Miller, P.C., dated February 13, 1996, entitled “As Built Survey, 9.735 Acres Located On The East Line of Cox Road, Three Chopt District, Henrico County, Virginia” recorded in Plat Book 102, at pages 24 and 25 ; and plat of survey made by Foster & Miller, P.C., Engineers, Surveyors, Planners, entitled “ALTA/ACSM LAND TITLE SURVEY 9.735 ACRES LOCATED ON THE EAST LINE OF COX ROAD, THREE CHOPT DISTRICT, HENRICO COUNTY, VIRGINIA”, dated November 9, 1998, last revised November , 1998. See instrument and plats for particulars.

NOTE: Amended by instrument recorded December 11, 1989, in Deed Book 2220, Page 1472.

9.	Easement : Innsbrook North Assoc. to The City of Richmond, dated June 14, 1990, recorded July 6, 1990 in Deed Book 2250, Page 990. Grants easement for gas lines and appurtenances thereto, with the right of ingress, egress and clearage. Plat recorded therewith shows easement across the northeast portion of insured premises north of Cox Road .Also as shown on a plat of survey made by Foster & Miller, P.C., dated February 13, 1996, entitled “As Built Survey, 9.735 Acres Located On The East Line of Cox Road, Three Chopt District, Henrico County, Virginia” recorded in Plat Book 102, at Pages 24 and 25; and plat of survey made by Foster & Miller, P.C.,

Schedule G

KNOLLS OFFICE BUILDING

PERMITTED ENCUMBRANCES

Engineers, Surveyors, Planners, entitled “ALTA/ACSM LAND TITLE SURVEY 9.735 ACRES LOCATED ON THE EAST LINE OF COX ROAD, THREE CHOPT DISTRICT, HENRICO COUNTY, VIRGINIA”, dated November 9, 1998, last revised November     , 1998. See instrument and plats for particulars.

10.	Easement: Innsbrook North Associates to County of Henrico, Virginia, dated June 13, 1990, recorded August 6, 1990, in Deed Book 2254, Page 1235. Grants easement for utility lines and appurtenances thereto, with the right of ingress, egress and clearage. Plat recorded therewith shows easement cross the northerly portion of insured premises. Also as shown on a plat of survey made by Foster & Miller, P. C., dated February 13, 1996, entitled “As Built Survey, 9.735 Acres Located On The East Line of Cox Road, Three Chopt District, Henrico County, Virginia” recorded in Plat P. C.; Engineers, Surveyors, Planners, entitled “ALTA/ACSM LAND TITLE SURVEY 9.735 ACRES LOCATED ON THE EAST LINE OF COX ROAD, THREE CHOPT DISTRICT, HENRICO COUNTY, VIRGINIA”, dated November 9, 1998, last revised November , 1998. See instrument and plats for particulars.

11.	Terms, conditions, obligations and provisions contained in that certain Cross Easement and Access Road Agreement, by and between Liberty Property Limited Partnership, a Pennsylvania limited partnership and Capital One Bank, a Virginia corporation, dated July 21, 1995, recorded July 28, 1995 in Deed Book 2595, Page 1570; as amended by that certain First Amendment to Cross Easement and Access Road Agreement, made as of October 14, 1998, by and among Val T. Orton, not individually, but solely in his capacity as owner trustee of the COB Real Estate Trust 1995 - 1, as amended by that certain Amended and Restated Trust Agreement dated as of October 14, 1998; Capital one Bank, a Virginia corporation; and Capital One Relaty, Inc., a Delaware corporation, recorded November , 1998, in the aforesaid Clerk’s Office in Deed Book , Page , and located as shown on plat of survey made by Foster & Miller, P. C., Engineers, Surveyors, Planners, entitled “ALTA/ACSM LAND TITLE SURVEY 9.735 ACRES LOCATED ON THE EAST LINE OF COX ROAD, THREE CHOPT DISTRICT, HENRICO COUNTY, VIRGINIA”, dated November 9, 1998, last revised November , 1998. See instrument and plats for particulars.

12.	Reservations as contained in Deed by and between Innsbrook North Associates, a Virginia general partnership and Liberty Property Limited Partnership, a Pennsylvania limited partnership, dated July 21, 1995, recorded July 28, 1995, in Deed Book 2595, Page 1555; and located as shown on plat of survey made by Foster & Miller, P. C., Engineers, Surveyors, Planners, entitled “ALTA/ACSM LAND TITLE SURVEY 9. 735 ACRES LOCATED ON THE EAST LINE OF COX ROAD, THREE CHOPT DISTRICT, HENRICO COUNTY, VIRGINIA”, dated November 9, 1998, last revised November , 1998. See instruments and plat for particulars.

13.	Counterpart Water and Sewer Agreement with Liberty Property Limited Partnership to Henrico County, Virginia, dated August 14, 1995, recorded August 23, 1995, in Deed Book 2600, Page 1532. Provides for the construction, operation and maintenance of water distribution and sewerage disposal systems to service premises, incorporating by reference the terms and provisions of prior agreements. See instrument for particulars.

14.	Deed of Easement from Liberty Property Limited Partnership, a Pennsylvania limited partnership to County of Henrico, Virginia, dated February 14, 1996, recorded February 15, 1996, in Deed Book 2632, Page 2444. Grants easement for utility lines and appurtenances thereto, together with the right of ingress, egress and clearage. Plat attached therewith shows

Schedule G

KNOLLS OFFICE BUILDING

PERMITTED ENCUMBRANCES

easements crossing portions of insured premises. Also as shown on a plat of survey made by Foster & Miller, P.C., dated February 13, 1996, entitled “As Built Survey, 9.735 Acres Located on The East Line of Cox Road, Three Chopt District, Henrico County, Virginia” recorded in Plat Book 102, at Pages 24 and 25; and plat of survey made by Foster & Miller, P. C., Engineers, Surveyors, Planners, entitled “ALTA/ACSM LAND TITLE SURVEY 9.735 ACRES LOCATED ON THE EAST LINE OF COX ROAD, THREE CHOPT DISTRICT, HENRICO COUNTY, VIRGINIA”, dated November 9, 1998, last revised November     , 1998. See instrument and plats for particulars.

15.	Plat of survey made by Foster & Miller, P. C., Engineers, Surveyors, Planners, entitled “ALTA/ACSM LAND TITLE SURVEY 9.735 ACRES LOCATED ON THE EAST LINE OF COX ROAD, THREE CHOPT DISTRICT, HENRICO COUNTY, VIRGINIA”, dated November 9, 1998, last revised November , 1998, recorded in Plat Book , at Pages and , discloses the following matters adverse to the title herein insured:

a)	Wetlands across the northerly portion of insured premises.

NOTE: While such matters are excluded from the coverage of this policy, attention is directed to the fact that said plat shows that portions of the insured premises constitute Wetlands and are subject to the provisions of state and federal regulations.

b)	Fire hydrants, light poles and ground lights, transformers, drainage structures, emergency phones, telephone pedestals and manholes, and water valves lie within portions of insured premises.

c)	Brick building for electric pad, concrete walls and walks, concrete curb and gutter, concrete curbing, asphalt, signs, chain and drainage structures cross portions of easement areas.

NOTE: Subject to the Conditions and Stipulations of the Policy and the Exclusions from Coverage contained in the Policy, the Company hereby insures the Insured against any monetary loss or cost occasioned by the final decree of a court of competent jurisdictions ordering the removal of the aforesaid encroaching/violating improvement(s), at any time prior to their demolition or their destruction by fire or other hazard, but not thereafter.

d)	Setback lines as shown, which have not been violated.

e)	Walkways with lighting, curbing and paved parking merging with adjoining property.

f)	Reference is made to the Surveyor’s “Notes” as shown on plat.

Schedule G

KNOLLS OFFICE BUILDING

PERMITTED ENCUMBRANCES

SCHEDULE B - PART II:

In addition to the matters set forth in Part I of this Schedule, the title of the estate or interest in the land described or referred to in Schedule A is subject to the following matters, if any be shown, but the Company insures that such matters are subordinate to the lien or charge of the insured mortgage upon said estate or interest:

SCHEDULE G

This policy does not insure against loss or damage by reason of the following exceptions:

GENERAL EXCEPTIONS:

1.	Rights or claims of parties in possession not shown by the public records.

2.	Easements or claims of easements not shown by the public records.

3.	Encroachments, overlaps, boundary line disputes, or other matters which would be disclosed by an accurate survey or inspection of the premises.

4.	Any lien, or right to a lien, for services, labor, or material heretofore or hereafter furnished, imposed by law and not shown by the public records.

5.	Any adverse claim to any portion of said land which has been created by artificial means or has accreted to any such portion so created and riparian rights, if any.

6.	Taxes or special assessments which are not shown as existing liens by the public records.

NOTE: GENERAL EXCEPTIONS NUMBERED **1 thru 6** ABOVE ARE HEREBY DELETED.

SPECIAL EXCEPTIONS:

7.	The mortgage, if any, referred to in Item 4 of Schedule A.

8.	The lien of the taxes for the year 2004 and all subsequent years, which are not yet due and payable.

9.	Terms and conditions of that certain Partial Assignment of Rights Under Development Order, between Waters Avenue Land Partners, Ltd., a Florida limited partnership, and Capital One Services, Inc., a Delaware corporation, recorded September 18, 1996 in O.R. Book 8288, Page 652.

10.	Terms and conditions of that certain Assignment of Impact Fee Credits and Restriction on Development Rights, between Waters Avenue Land Partners, Ltd., a Florida limited partnership, and Capital One Services, Inc., a Delaware corporation, recorded September 18, 1996 in O.R. Book 8288, Page 657; as affected by: Modification of Partial Assignment of Rights Under Development Order and Modification of Assignment of Impact Fee Credits and Restrictions on Development Rights, recorded in O.R. Book 9867, Page 846.

11.	Terms and conditions of that certain Reciprocal Stormwater and Drainage Easement by and between Dayton Hudson Corporation, a Minnesota corporation, Waters Avenue Land Partners,

Ltd., a Florida limited partnership and Capital One Services, Inc., a Delaware corporation, recorded December 11, 1996 in O.R. Book 8383, Page 1992; as affected by: First Amendment to Reciprocal Stormwater and Drainage Easement, recorded in O.R. Book 8442, Page 798. (As shown on survey prepared by King Engineering Associates, Inc., dated February 12, 2004, last revised February 26, 2004, under Job No.: 5847-001-001.)

12.	Terms and conditions contained in Force Main Easement between Dayton Hudson Corporation, a Minnesota corporation, and Capital One Services, Inc., a Delaware corporation, recorded December 11, 1996 in O.R. Book 8383, Page 2012. (As shown on survey prepared by King Engineering Associates, Inc., dated February 12, 2004, last revised February 26, 2004, under Job No.: 5847-001-001.)

13.	Survey prepared by King Engineering Associates, Inc., dated February 12, 2004, last revised February 25, 2004, under Job No. 5847-001-001, shows the following: a) Parking Garage encroaches into easements recorded in O.R. Book 8901, Page 1875 and O.R. Book 9811, Page 1229.

14.	Terms and conditions of the Approval and Mitigation Agreement between Executive Director of the Environmental Protection Commission of Hillsborough County and Towermarc Corporation recorded in O.R. Book 8061, Page 947; as affected by: Assignment and Acceptance, recorded October 8, 1997 in O.R. Book 8747, Page 339.(As to Parcel VI ONLY) (As shown on survey prepared by King Engineering Associates, Inc., dated February 12, 2004, last revised February 26, 2004, under Job No.: 5847-001-001.)

15.	Terms, provisions and obligations of the Short Form Ground and Grant of Easement Agreement by and between Capital One Services, Inc., a Delaware corporation, Lessor, and First Security Bank, National Association, a national banking association, dated September 3, 1999 and recorded in O.R. Book 9811 Page 1229 ; as affected by:

Amendment to Ground Lease, Short Form Ground Lease and Grant of Easement Agreement, recorded in O.R. Book 10323, Page 1148, as affected by: ASSIGNMENT OF GROUND LEASE, dated September 3, 2003 and filed December 9, 2003 in Official Records Book 13378, Page 1831; as affected by Assignment of Ground Lease, between CAPITAL ONE REALTY, INC., a Delaware corporation and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, N.A.), a national banking association, and VAL T. ORTON, not individually, but solely in their capacities as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998, the trust thereunder being referred to as the COB Real Estate Trust 1995-1, dated            , recorded             in O.R. Book            , Page    ; as affected by: SECOND AMENDMENT TO GROUND LEASE, SHORT FORM GROUND LEASE AND GRANT OF EASEMENT AGREEMENT AND CONSENT TO ASSIGNMENT OF GROUND LEASE, by and between Capital One Services, Inc., a Delaware corporation and Wells Fargo Bank Northwest, National Association (formerly First Security Bank, N.A., the correct name of which was First Security Bank, National Association), a national banking association, and Val T. Orton, not individually, but solely in their capacities as Owner Trustee under the COB Real Estate Trust 1995-1, dated             , recorded              in O.R. Book             , Page             , OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA.

16.	Easement granted to Tampa Electric Company, a Florida corporation, according to instrument recorded in O.R. Book 10049 Page 955.
17.	Short Form Lease and Grant of Easement Agreement, between CAPITAL ONE SERVICES, INC., a Delaware corporation and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, N.A.), a national banking association, and VAL T. ORTON, not individually, but solely in their capacities as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998, the trust thereunder being referred to as the COB Real Estate Trust 1995-1, dated , recorded in O.R. Book , Page .

18.	Indenture, Fee and Leasehold Deed of Trust, Mortgage, Security Agreement and Fixture Filing from First Security Bank, N.A., a national banking association, and Val T. Orton, not individually, but solely in their capacities as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998, the Trust thereunder being referred to as the COB Real Estate Trust 1995-1, Capital One Realty, Inc., and First Union National Bank, as Indenture Trustee, dated as of October 14, 1998, and filed December 1, 1998, recorded in O.R. Book 9354, Page 1517; as amended by First Modification, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, N.A.), a national banking association, and VAL T. ORTON, not individually but solely in their capacities as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998, the trust thereunder being referred to as the COB Real Estate Trust 1995-1, WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), not individually, but solely in its capacity as indenture trustee under the Indenture and CAPITAL ONE REALTY, INC., a Delaware corporation, dated , recorded in O.R. Book , Page , Public Records of Hillsborough County, Florida.

19.	Amended and Restated Lease Agreement dated as of October 14, 1998 between First Security Bank, N.A., a national banking association, and Val T. Orton, not individually but solely in their capacities as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998, the trust thereunder being referred to as the COB Real Estate Trust 1995-1, as evidenced by that Memorandum of Amended and Restated Lease Agreement dated as of October 14, 1998, filed December 1, 1998 recorded in O.R. Book 9354, Page 1476; as affected by Confirmation of Subordination recorded in O.R. Book 9384, Page 312; and as affected by First Modification, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, N.A.), a national banking association, and VAL T. ORTON, not individually, but solely in their capacities as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998, the trust thereunder being referred to as the COB Real Estate Trust 1995-1 and CAPITAL ONE REALTY, INC., a Delaware corporation, dated , recorded in O.R. Book , Page .

20	Assignment of Lease from First Security Bank, N.A., a national banking association, and Val T. Orton, not individually, but solely in their capacities as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998, the trust thereunder being referred to as the COB Real Estate Trust 1995-1, as assignor to First Union National Bank, not individually but solely in its capacity as Indenture Trustee under that certain Indenture, Fee and Leasehold Deed of Trust, Mortgage, Security Agreement and Fixture Filing dated as of October 14, 1998, as assignee, filed December 1, 1998, recorded in O.R. Book 9354, Page 1662; as affected by First Modification, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, N.A.), a national banking association, and VAL T. ORTON, not individually but solely in their capacities as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998, the trust thereunder being referred to as the COB Real Estate Trust 1995-1, WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), not individually, but solely in its capacity as indenture trustee under the Indenture and CAPITAL ONE REALTY, INC., a Delaware corporation, dated , recorded in O.R. Book , Page .

21.	Fee and Leasehold Deed of Trust, Mortgage, Security Agreement and Fixture Filing from First Security Bank, N.A., a national banking association, and Val T. Orton, not individually, but solely in their capacities as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998, the trust thereunder being referred to as the COB Real Estate Trust 1995-1, to BTM Capital Corporation, as Beneficiary and Grantee dated as of October 14, 1998, filed December 1, 1998 recorded in O.R. Book 9354, Page 1733; as affected by First Modification, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, N.A.), a national banking association, and VAL T. ORTON, not individually but solely in their capacities as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998, the trust thereunder being referred to as the COB Real Estate Trust 1995-1, BTM CAPITAL CORPORATION, a Delaware corporation and CAPITAL ONE REALTY, INC., a Delaware corporation, dated , recorded in O.R. Book , Page .

SCHEDULE J

Allocable Percentages

Capital One Operations Center (Glen Allen, Virginia):

30.057%

Knolls Office Building (Glen Allen, Virginia):

13.559%

Knolls Two Phase Three (Glen Allen, Virginia):

19.774%

Renaissance Business Park Phase III (Tampa, Florida):

18.192%

Renaissance Business Park Phase IV (Tampa, Florida):

18.418%